                                                                      Exhibit 10

                            THIRD AMENDMENT TO THE
                          FIRST MIDWEST BANCORP, INC.
                     1989 OMNIBUS STOCK AND INCENTIVE PLAN
                     -------------------------------------

     The First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan is hereby amended as follows:

     1.  Section 2.1(e) is amended to read:

          (e) "Committee" means the Compensation Committee of the Board of Directors or such other committee appointed from time to time by the Board of Directors to administer this Plan. The Committee shall consist of two or more members, each of whom shall qualify as a "non-employee director," as the term (or similar or successor term) is defined by Rule 16b-3, and as an "outside director" within the meaning of Code Section 162(m) and regulations thereunder.

     2.  Section 4.1 is amended to read:

          4.1 Administration. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof (whether taken during a meeting or by written consent), is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever. To the extent deemed necessary or advisable for purposes of Rule 16b-3 or otherwise, the Board may act as the Committee hereunder.

     3.  Section 5.1 is amended to read:

          5.1 Number and Amount Available for Award to Single Participant. Giving effect to the 5-for-4 stock split accomplished in the form of a stock dividend paid during January 1997, the total number of shares of Stock subject to Awards under the Plan may not exceed 2,096,875 (of this total number up to 100,000 shares of Stock may be issued in Restricted Stock), and the total number of shares of Stock which may be made subject to Awards granted under the Plan in any calendar year to any single Participant may not exceed 81,250. Such numbers of shares shall be subject to adjustment upon occurrence of any of the events described in Section 5.3. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

     4.  Section 7.5 is amended to read:

          7.5 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the Stock. The Option Price upon exercise of any Option shall be payable to the Company in full either:

     (a) in cash or its equivalent (including, for this purpose, the proceeds from a cashless exercise as permitted under Federal Reserve Board's Regulation T, or other borrowed funds),

     (b) by tendering previously-acquired Stock having an aggregate Fair Market Value at the time of exercise equal to the total Option price (including, for this purpose, Stock deemed tendered by affirmation of ownership),

     (c) by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law, or

     (d)  by a combination of (a), (b), and (c).

The exercise of an Option shall cancel any related SAR to the extent of the number of shares as to which the Option is exercised. As soon as practicable after receipt of each notice and full payment, the Company shall deliver to the Participant a certificate or certificates representing acquired shares of Stock.

     5.   Section 7.10 is amended to read:

          7.10 Limited Transferability of Options. Except as provided below, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the Options (other than Incentive Stock Options) granted to a Participant to be on terms which permit transfer by such Participant to:

          (a) the spouse, children or grandchildren of the Participant ("Immediate Family Members");

          (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, or;

          (c) a partnership in which such Immediate Family Members are the only partners, provided that:

          (i)  there may be no consideration for any such transfer;

          (ii) the Award Agreement pursuant to which such Options are granted expressly provides for transferability in a manner consistent with this
     Section 7.10; and

          (iii) subsequent transfers of transferred Options shall be prohibited except those in accordance with Section 11. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 11 hereof the term "Participant" shall be deemed to refer to the transferee. The provisions of Sections 7 and 13 relating to the period of exercisability and expiration of the Option shall continue to be applied with respect to the original Participant, and the Options shall be exercisable by the transferee only to the extent, and for the periods, set forth in said Sections 7 and 13.

     6. Section 8.9 is deleted and Sections 8.10, 8.11 and 8.12 are renumbered 8.9, 8.10 and 8.11, respectively.

     7.   Section 15 is amended in its entirety to read:

                                   Article 15

                                Tax Withholding

     15.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

     15.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of awards granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which would be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

                                   * * * * *

     The foregoing Third Amendment to the 1989 Omnibus Stock and Incentive Plan was duly adopted and approved by the Board of Directors of the Company on May 21, 1997 and shall become effective as of such date.


                                        JAMES M. ROOLF
                                        ---------------------------------------
                                        Secretary of the Company

                            FOURTH AMENDMENT TO THE
                          FIRST MIDWEST BANCORP, INC.
                     1989 OMNIBUS STOCK AND INCENTIVE PLAN
                     -------------------------------------

     The First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan is hereby amended as follows:

     1.   Section  13.2 is amended to read:

     13.2 Definition. For purposes of the Plan, a "change in control" shall mean any of the following events:

          (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary, or (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 10% or more of the total voting power of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors (the "Voting Stock"), or

          (b) During any period of two consecutive years, individuals, who at the beginning of such period constitute the Board of Directors of the Company, and any new director, whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or

          (c) The stockholders of the Company approve a merger of consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Stock outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the Voting Stock or the voting securities of such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a Plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

The Board has final authority to determine the exact date on which a change in control has been deemed to have occurred under (a), (b), and (c) above.

                                   * * * * *

     The foregoing Fourth Amendment to the 1989 Omnibus Stock and Incentive Plan was duly adopted and approved by the Board of Directors of the Company on May 21, 1997 and shall become effective as of such date.

                                    JAMES M. ROOLF
                                    -------------------------------------
                                    Secretary of the Company

                            FIFTH AMENDMENT TO THE
                          FIRST MIDWEST BANCORP, INC.
                     1989 OMNIBUS STOCK AND INCENTIVE PLAN
                     -------------------------------------

     The First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan is hereby amended as follows:

     1.   Section 7.5 is amended to read:

          7.5 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the Stock. The Option Price upon exercise of any Option shall be payable to the Company in full either:

          (a) in cash or its equivalent (including, for this purpose, the proceeds from a cashless exercise as permitted under Federal Reserve Board's Regulation T, or other borrowed funds),

          (b) by tendering previously-acquired Stock having an aggregate Fair Market Value at the time of exercise equal to the total Option price (including, for this purpose, Stock deemed tendered by affirmation of ownership),

          (c) by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law, or

          (d)  by a combination of (a), (b), and (c).

The exercise of an Option shall cancel any related SAR to the extent of the number of shares as to which the Option is exercised. As soon as practicable after receipt of each notice and full payment, the Company shall deliver to the Participant a certificate or certificates representing acquired shares of Stock. Notwithstanding the foregoing, the Option price payable with respect to the exercise of any Options by a Participant who has a deferral election in effect under the Company's Nonqualified Stock Option - Gain Deferral Plan (the "Gain Deferral Plan") shall be made solely be tendering previously-acquired Stock in accordance with paragraph (b) above. As soon as practicable after receipt of notice of exercise and payment, the Company shall deliver to the trustee of the trust established under the Gain Deferral Plan, a certificate or certificates representing such number of shares of Stock determined by dividing (i) the excess of (A) the Fair Market Value of the shares of Stock purchased pursuant to such Option exercise, over (B) the aggregate exercise price of the shares of Stock purchased, by (ii) the Fair Market Value of one share of Stock. In addition, as soon as practicable after receipt of such notice and payment of the Option price (other than payment by affirmation of ownership), the Company shall deliver to the Participant a certificate or certificates representing shares with a Fair Market Value equal to the aggregate option exercise price paid, net of any tax withholding pursuant to Section 15.2. For purposes of the foregoing, Fair Market Value shall be determined on the date of Option exercise.

     2.   Section 15 is amended in its entirety to read:

                                  Article 15

                                Tax Withholding

     15.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

     15.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of awards granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which would be imposed on the transaction; provided, however, that in the event a deferral election is in effect with respect to the shares deliverable upon exercise of an Option, then the Participant may only elect to have such withholding made from the Stock tendered to exercise such Option. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.


                                   * * * * *

     The foregoing Fifth Amendment to the 1989 Omnibus Stock and Incentive Plan was duly adopted and approved by the Board of Directors of the Company on November 19, 1997 and shall become effective as of such date.

                                  JAMES M. ROOLF
                                  --------------------------------------------
                                  Secretary of the Company